UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04215

BNY Mellon U.S. Mortgage Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	04/30
Date of reporting period:	04/30/2020

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon U.S. Mortgage Fund, Inc.

ANNUAL REPORT April 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

BNY Mellon U.S. Mortgage Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon U.S. Mortgage Fund, Inc. (formerly, Dreyfus U.S. Mortgage Fund), covering the 12-month period from May 1, 2019 through April 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Early in the reporting period, equity markets benefited from the U.S. Federal Reserve’s (the “Fed”) accommodative interest rate policy. Trade tensions between the U.S. and China flared periodically, disrupting markets, but the pace of U.S. economic growth remained steady, and stocks rose in mid-2019. Volatility returned in the later summer and early fall, when investors grew concerned about slowing global growth, leading the Fed to cut the federal funds rate in July, September and October 2019. The rate cuts helped to support stock prices, which rallied through the end of the calendar year. The announcement of a “phase one” trade deal between the U.S. and China also worked to bolster valuations. Early in 2020, concerns about COVID-19 roiled markets, compounded by an oil price war between Saudi Arabia and Russia. Stocks posted historic losses in March 2020 but regained some ground in April.

Fixed-income markets benefited from Fed interest rate cuts and from investor concerns about an economic slowdown. Responding to global sluggishness, the Fed reduced rates three times in 2019, which worked to bolster valuations of some fixed income instruments. However, as stocks subsequently rallied, Treasury prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight to quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spreads widened. The Fed cut rates twice in March, and the government launched a large stimulus package. In April 2020, bond prices began to recover some of their prior losses.

The near-term outlook for the U.S. will be challenging, as the country continues to face COVID-19. However, we believe that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.

May 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from May 1, 2019 through April 30, 2020, as provided by portfolio managers Eric Seasholtz and Karen Gemmett, CFA, of Amherst Capital Management LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended April 30, 2020, the BNY Mellon U.S. Mortgage Fund Inc.’s (formerly, Dreyfus U.S. Mortgage Fund) Class A shares produced a total return of 5.87%, Class C shares returned 5.14%, Class I shares returned 6.18%, Class Y shares returned 6.20% and Class Z shares returned 5.98%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays GNMA Index (the “Index”), achieved a total return of 7.58% for the same period.2

Mortgage-backed securities produced positive returns over the reporting period, amid falling Treasury rates and market volatility brought on by the spread of COVID-19. The fund underperformed the Index, due in part to positions in non-government-guaranteed mortgage funds and specified pools, which experienced greater spread widening during the last several months of the period.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. mortgage-related securities. These mortgage-related securities may include certificates issued and guaranteed as to timely payment of principal and interest by the Government National Mortgage Association (GNMA or “Ginnie Mae”); securities issued by government-related organizations such as Fannie Mae and Freddie Mac; residential and commercial mortgage-backed securities issued by governmental agencies or private entities; and collateralized mortgage obligations (CMOs). The fund will invest at least 65% of its net assets in Ginnie Maes. The fund can invest in privately issued, mortgage-backed securities with a BBB or higher credit quality, but currently intends to invest in only those securities with an A or higher credit quality.

Low Rates and Disease Drive Market Returns

Investor demand for bonds helped to tighten spreads for many risk assets the first half of the period. However, mortgage spreads widened during the first six months, due in part to increased prepayment risk and the runoff of the U.S. Federal Reserve (the “Fed”) balance sheet. During that time, the Fed was continuing to reduce its balance sheet exposure to mortgage-backed securities from U.S. government agencies, including Ginnie Mae, by discontinuing its practice of reinvesting debt that has been paid down. The Fed maintained a dovish tone during the first half of the period and cut the federal funds rate by 25 basis points in July, September and October 2019, for a 75 point total reduction in the federal funds target range. After the Fed cut rates, investor optimism regarding future economic growth increased and the yield curve started to steepen.

The landscape shifted in January 2020, as the spread of COVID-19 began to roil markets and spurred a flight to safety, causing rates across much of the U.S. Treasury curve to fall during January and February of 2020. March 2020 brought heightened volatility as COVID-19 continued to spread. Treasury rates continued to fall to historic lows. A disagreement between Saudi Arabia and Russia drove oil prices to historic lows, putting additional downward pressure on asset prices as concern increased regarding a possible global

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

recession. Spreads widened significantly in a short time, placing significant downward pressure on risk asset prices. Some securitized credit spreads also widened, fueled in part by investor concern over possible future defaults, as newly out-of-work individuals struggled to pay their mortgages and car payments. The Fed cut rates twice in March 2020 in an attempt to support the economy and market valuations. In addition, the Fed supported prices with asset purchases, particularly of on-the-run, agency mortgage-backed securities such as Ginnie Maes. Markets began to stabilize, and risk assets were able to regain some ground in April 2020. The Index posted a positive return for the period.

Security Selection Decisions Drive Fund Results

The fund’s ability to select securities outside of the Index provided a headwind to performance during the 12 months. The majority of the underperformance resulted from spread widening seen in February and March, as COVID-19 related volatility affected markets. The Fed stepped in to provide unlimited support for agency MBS, causing generic mortgage pass-throughs to outperform relative to off-the-run agency mortgage securities and non-agency mortgage securities. The fund’s positions in these securities are what caused the underperformance. Approximately 10% of the fund was held in non-government-guaranteed mortgage funds. Despite these being senior bonds with a AAA rating, they experienced pricing pressure and contributed over half of the underperformance. About 15%-20% of the portfolio is invested in collateralized mortgage obligations, adjustable rate mortgages and agency commercial mortgages, which also provided a significant headwind. Finally, investments in specified pools—groups of bonds with more favorable prepayment characteristics than those found in the Index—also suffered during the period. Specified pool securities are often held within mortgage REITs, which had to liquidate large numbers of holdings during March 2020 to meet margin calls. These sales put downward pressure on the prices of these bonds.

Conversely, several securities within the fund kept pace with the Index during the period. The Fed began to purchase large amounts of agency-backed, on-the-run, generic, fixed-rate mortgage pass-through securities in March 2020, supporting the valuations of these securities. The fund’s holdings in these types of agency securities worked to support performance. In addition, long duration positioning within the specified pool holdings was beneficial to performance. The increased interest-rate sensitivity helped to bolster prices as rates fell during the period. Bond prices and interest rates move in opposite directions.

Seeking Opportunities in a Challenging Environment

Given the current environment, we believe there is still value in owning specified pools which offer increased prepayment protection, as low rate environments increase the prepayment risk associated with owning mortgage-backed securities. It is our opinion that prepayment risk is still currently high. In addition, we are continuing to monitor our credit positions. Bonds held within the portfolio are currently AAA rated and we are not concerned about principal risk at this time. We feel the bigger risk is mark-to-market risk, particularly for those securities which are not being purchased by the Fed. As of the end of the period, spreads on these securities had recovered, but we are monitoring the situation for signs of additional downward pressure on prices. Lastly, we are also keenly monitoring prepayment speeds, which may be affected as some borrowers go into forbearance on their mortgages. This may provide opportunities to purchase securities that can benefit from reduced prepayments which have not yet been priced into the market.

May 15, 2020

1  Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I, Class Y, and Class Z are not subject to any initial or deferred sales charge. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through August 30, 2020, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2  Source: Lipper Inc. — The Bloomberg Barclays GNMA Index tracks agency mortgage-backed pass-through securities guaranteed by Ginnie Mae (GNMA). The Index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon U.S. Mortgage Fund, Inc. with a hypothetical investment of $10,000 in the Bloomberg Barclays GNMA Index (the “Index”).

†  Source: Lipper Inc.

††  The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above line graph compares a hypothetical $10,000 investment made in each of the Class A, Class C, Class I and Class Z shares of BNY Mellon U.S. Mortgage Fund, Inc. on 4/30/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses of the applicable classes. The Index tracks agency mortgage-backed pass-through securities guaranteed by Ginnie Mae (GNMA). The Index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon U.S. Mortgage Fund, Inc. with a hypothetical investment of $1,000,000 in the Bloomberg Barclays GNMA Index (the “Index”).

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above line graph compares a hypothetical $1,000,000 investment made in Class Y of BNY Mellon U.S. Mortgage Fund, Inc. on 4/30/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index tracks agency mortgage-backed pass-through securities guaranteed by Ginnie Mae (GNMA). The Index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 4/30/2020
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	5/3/07	1.12%	0.92%	2.02%
without sales charge	5/3/07	5.87%	1.86%	2.49%
Class C shares
with applicable redemption charge †	5/3/07	4.14%	1.04%	1.68%
without redemption	5/3/07	5.14%	1.04%	1.68%
Class I shares	8/31/16	6.18%	2.04%††	2.65%††
Class Y shares	9/1/15	6.20%	2.12%††	2.69%††
Class Z shares	5/29/85	5.98%	1.96%	2.61%
Bloomberg Barclays GNMA Index		7.58%	2.86%	3.32%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††  The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 8/31/16 (the inception date for Class I shares).

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon U.S. Mortgage Fund, Inc. from November 1, 2019 to April 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$4.53	$8.28	$3.27	$3.27	$4.12
Ending value (after expenses)	$1,022.50	$1,019.10	$1,023.70	$1,023.80	$1,022.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$4.52	$8.27	$3.27	$3.27	$4.12
Ending value (after expenses)	$1,020.39	$1,016.66	$1,021.63	$1,021.63	$1,020.79

†Expenses are equal to the fund’s annualized expense ratio of .90% for Class A, 1.65% for Class C, .65% for Class I, .65% for Class Y and .82% for Class Z, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2020

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.3%
Collateralized Municipal-Backed Securities - 5.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Ser. KGX1, Cl. AFX	3.00	10/25/2027	11,000,000	[a]	12,330,584
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Ser. Q007, Cl. APT1	2.98	10/25/2047	3,190,359	[a]	3,316,315
				15,646,899
Commercial Mortgage Pass-Through Ctfs. - 11.5%
American Homes 4 Rent Trust, Ser. 2015-SFR2, Cl. A	3.73	10/17/2052	3,228,703	[b]	3,394,718
BFLD Trust, Ser. 2019-DPLO, Cl. A, 1 Month LIBOR +1.09%	1.90	10/15/2034	1,800,000	[b,c]	1,708,398
COMM Mortgage Trust, Ser. 2018-HOME, Cl. A	3.94	4/10/2033	7,000,000	[b]	7,751,420
GS Mortgage Securities Trust, Ser. 2018-HULA, Cl. A, 1 Month LIBOR +.92%	1.73	7/15/2025	2,959,684	[b,c]	2,753,083
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. A, 1 Month LIBOR +.70%	1.51	1/15/2033	3,000,000	[b,c]	2,762,536
Morgan Stanley Capital I Trust, Ser. 2019-AGLN, Cl. A, 1 Month LIBOR +.95%	1.76	3/15/2034	1,300,000	[b,c]	1,203,446
Progress Residential Trust, Ser. 2019-SFR2, Cl. A	3.15	5/17/2036	4,000,000	[b]	4,138,293
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR +.95%	1.76	1/17/2035	6,460,368	[b,c]	6,358,564
Tricon American Homes Trust, Ser. 2017-SFR1, Cl. A	2.72	9/17/2034	3,971,696	[b]	4,017,042
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A	2.75	3/17/2038	851,000	[b]	874,782
				34,962,282
U.S. Government Agencies Mortgage-Backed - 83.7%
Government National Mortgage Association, Ser. 2010-89, Cl. Z	5.00	7/20/2040	8,277,418		9,546,002
Government National Mortgage Association, Ser. 2012-61, Cl. FM, 1 Month LIBOR +.40%	1.19	5/16/2042	5,036,031	[c]	5,007,760
Government National Mortgage Association, Ser. 2015-176, CI. QZ	3.50	11/20/2045	3,063,057		3,244,426
Government National Mortgage Association, Ser. 2018-146, CI. BL	4.00	10/20/2048	1,500,000		1,621,233

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.3% (continued)
U.S. Government Agencies Mortgage-Backed - 83.7% (continued)
Government National Mortgage Association, Ser. 2019-160, CI. ZA	3.25	6/20/2047	1,841,475		1,843,604
Government National Mortgage Association, Ser. 2019-3, CI. JZ	4.00	1/20/2049	834,640		926,909
Government National Mortgage Association, Ser. 2019-59, Cl. KA	3.00	12/20/2048	1,837,943		1,927,915
Government National Mortgage Association, Ser. 2020-4, CI. BS, 1 Month LIBOR +5.00% (Interest Only)	4.28	1/20/2050	13,447,251	[c]	1,139,621
Federal Home Loan Mortgage Corp.:
3.00%, 8/1/2049			4,412,354	[a]	4,715,232
4.00%, 5/1/2049			5,108,595	[a]	5,450,313
Federal National Mortgage Association:
3.50%, 5/1/2045-3/1/2050			35,693,881	[a]	38,777,272
4.50%, 1/1/2049			5,293,561	[a]	5,886,725
Government National Mortgage Association I:
3.00%, 2/15/2050			24,911,420		26,532,017
3.50%, 9/15/2041-2/15/2048			8,433,044		9,180,900
4.00%, 10/15/2039-6/15/2046			15,419,128		16,849,981
4.50%, 4/15/2039-12/15/2047			19,438,495		21,643,840
Government National Mortgage Association II:
2.00%, 5/20/2047-9/20/2047, 1 Year U.S. Treasury Curve Rate T-Note Constant +1.50%			13,946,603	[c]	14,034,887
2.50%, 9/20/2046-11/20/2046, 1 Year U.S. Treasury Curve Rate T-Note Constant +1.50%			7,715,575	[c]	7,837,085
3.00%, 8/20/2046			3,766,545		4,054,830
3.50%			8,500,000	[d]	9,018,633
3.50%, 9/20/2042-3/20/2050			49,717,491		53,681,926
4.00%, 10/20/2047			2,854,735		3,060,234
4.50%, 12/20/2039-1/20/2050			3,716,378		4,025,076
5.00%, 11/20/2048-1/20/2050			3,875,791		4,170,069
				254,176,490
Total Bonds and Notes (cost $296,390,735)			304,785,671

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $5,257,370)	0.33	5,257,370	[e] 5,257,370
Total Investments (cost $301,648,105)		102.0%	310,043,041
Liabilities, Less Cash and Receivables		(2.0%)	(6,210,101)
Net Assets		100.0%	303,832,940

LIBOR—London Interbank Offered Rate

a The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, these securities were valued at $34,962,282 or 11.51% of net assets.
c Variable rate security—rate shown is the interest rate in effect at period end.
d Purchased on a forward commitment basis.
e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Mortgage Securities	100.3
Investment Companies	1.7
102.0

† Based on net assets.
See notes to financial statements.

Statement of TBA Sale Commitments

April 30, 2020

Description	Principal Amount ($)		Value ($)
Bonds and Notes - 1.8%
U.S. Government Agencies Mortgage-Backed - 1.8%
Federal National Mortgage Association
3.00%	(5,200,000)	[a]	(5,489,656)
Total Sale Commitments (proceeds $(5,487,625))		(5,489,656)

a The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 4/30/19 ($)	Purchases ($)	Sales ($)	Value 4/30/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,279,273	172,426,903	(170,448,806)	5,257,370	1.7	368,236

See notes to financial statements.

STATEMENT OF FUTURES

April 30, 2020

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury 10 Year Notes	130	6/19/2020	17,496,940	18,078,125	(581,185)
U.S. Treasury 5 Year Notes	120	6/30/2020	14,620,996	15,058,126	(437,130)
Gross Unrealized Depreciation				(1,018,315)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS

April 30, 2020

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
USD - 3 Month LIBOR	USD Fixed at 0.772	4/7/40	3,800,000	21,638
USD - 3 Month LIBOR	USD Fixed at 1.5135	8/27/29	10,000,000	(825,833)
USD - 3 Month LIBOR	USD Fixed at 0.7495	3/27/30	15,000,000	(155,315)
Gross Unrealized Appreciation				21,638
Gross Unrealized Depreciation				(981,148)

USD—United States Dollar

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	296,390,735	304,785,671
Affiliated issuers	5,257,370	5,257,370
Receivable for investment securities sold		5,492,825
Cash collateral held by broker—Note 4		2,285,448
Dividends and interest receivable		795,060
Receivable for swap variation margin—Note 4		8,090
Receivable for shares of Common Stock subscribed		295
Prepaid expenses		50,217
		318,674,976
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		187,682
Payable for investment securities purchased		9,006,776
TBA sale commitments, at value (proceeds $5,487,625)—Note 4		5,489,656
Payable for futures variation margin—Note 4		20,626
Payable for shares of Common Stock redeemed		14,678
Directors’ fees and expenses payable		10,298
Other accrued expenses		112,320
		14,842,036
Net Assets ($)		303,832,940
Composition of Net Assets ($):
Paid-in capital		305,054,770
Total distributable earnings (loss)		(1,221,830)
Net Assets ($)		303,832,940

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	25,919,665	766,334	2,353,544	83,573	274,709,824
Shares Outstanding	1,703,771	50,322	154,799	5,494	18,055,919
Net Asset Value Per Share ($)	15.21	15.23	15.20	15.21	15.21

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended April 30, 2020

Investment Income ($):
Income:
Interest	8,527,080
Dividends from affiliated issuers	368,236
Total Income	8,895,316
Expenses:
Management fee—Note 3(a)	1,554,847
Service plan fees—Note 3(b)	521,199
Shareholder servicing costs—Note 3(c)	301,113
Professional fees	99,774
Registration fees	80,102
Directors’ fees and expenses—Note 3(d)	32,410
Prospectus and shareholders’ reports	31,342
Chief Compliance Officer fees—Note 3(c)	12,994
Loan commitment fees—Note 2	9,194
Custodian fees—Note 3(c)	6,226
Miscellaneous	27,844
Total Expenses	2,677,045
Less—reduction in expenses due to undertaking—Note 3(a)	(133,173)
Net Expenses	2,543,872
Investment Income—Net	6,351,444
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	643,500
Net realized gain (loss) on swap agreements	(134,734)
Net Realized Gain (Loss)	508,766
Net change in unrealized appreciation (depreciation) on investments	13,347,742
Net change in unrealized appreciation (depreciation) on futures	(1,018,315)
Net change in unrealized appreciation (depreciation) on swap agreements	(959,510)
Net Change in Unrealized Appreciation (Depreciation)	11,369,917
Net Realized and Unrealized Gain (Loss) on Investments	11,878,683
Net Increase in Net Assets Resulting from Operations	18,230,127

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2020	2019
Operations ($):
Investment income—net	6,351,444	7,500,581
Net realized gain (loss) on investments	508,766	702,664
Net change in unrealized appreciation (depreciation) on investments	11,369,917	3,440,521
Net Increase (Decrease) in Net Assets Resulting from Operations	18,230,127	11,643,766
Distributions ($):
Distributions to shareholders:
Class A	(570,011)	(588,078)
Class C	(9,609)	(18,453)
Class I	(77,520)	(57,564)
Class Y	(2,053)	(1,915)
Class Z	(6,585,449)	(6,599,970)
Total Distributions	(7,244,642)	(7,265,980)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,555,337	859,065
Class C	390,583	83,478
Class I	1,074,079	2,458,782
Class Z	2,176,849	2,617,449
Distributions reinvested:
Class A	512,468	527,301
Class C	9,007	17,261
Class I	77,127	55,425
Class Z	5,951,137	5,937,651
Cost of shares redeemed:
Class A	(4,040,244)	(7,306,811)
Class C	(710,004)	(857,871)
Class I	(2,372,456)	(1,377,801)
Class Y	(2,000)	-
Class Z	(29,941,721)	(39,328,666)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(24,319,838)	(36,314,737)
Total Increase (Decrease) in Net Assets	(13,334,353)	(31,936,951)
Net Assets ($):
Beginning of Period	317,167,293	349,104,244
End of Period	303,832,940	317,167,293

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30,
	2020	2019
Capital Share Transactions (Shares):
Class Aa
Shares sold	170,750	59,313
Shares issued for distributions reinvested	34,316	36,481
Shares redeemed	(270,388)	(505,602)
Net Increase (Decrease) in Shares Outstanding	(65,322)	(409,808)
Class Ca
Shares sold	26,024	5,758
Shares issued for distributions reinvested	604	1,194
Shares redeemed	(47,657)	(59,283)
Net Increase (Decrease) in Shares Outstanding	(21,029)	(52,331)
Class I
Shares sold	72,051	169,999
Shares issued for distributions reinvested	5,169	3,835
Shares redeemed	(158,510)	(95,275)
Net Increase (Decrease) in Shares Outstanding	(81,290)	78,559
Class Y
Shares redeemed	(134)	-
Net Increase (Decrease) in Shares Outstanding	(134)	-
Class Z
Shares sold	145,619	180,305
Shares issued for distributions reinvested	398,414	410,836
Shares redeemed	(2,000,892)	(2,719,570)
Net Increase (Decrease) in Shares Outstanding	(1,456,859)	(2,128,429)

[a]During the period ended April 30, 2020, 5,831 Class C shares representing $87,409 were automatically converted to 5,837 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended April 30,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	14.69	14.48	14.99	15.34	15.40
Investment Operations:
Investment income—net[a]	.29	.32	.25	.24	.22
Net realized and unrealized gain (loss) on investments	.56	.20	(.44)	(.28)	.02
Total from Investment Operations	.85	.52	(.19)	(.04)	.24
Distributions:
Dividends from investment income—net	(.33)	(.31)	(.32)	(.31)	(.30)
Net asset value, end of period	15.21	14.69	14.48	14.99	15.34
Total Return (%)[b]	5.87	3.63	(1.25)	(.34)	1.57
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	1.06	1.08	1.05	1.03
Ratio of net expenses to average net assets	.91	1.06	1.07	1.05	1.03
Ratio of net investment income to average net assets	1.94	2.19	1.69	1.56	1.44
Portfolio Turnover Rate[c]	238.60	45.72	101.15	185.96	278.91
Net Assets, end of period ($ x 1,000)	25,920	25,980	31,550	39,308	47,354

a Based on average shares outstanding.
b Exclusive of sales charge.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2020, 2019, 2018, 2017 and 2016 were 165.75%, 30.85%, 59.26%, 64.18% and 104.91%, respectively.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class C Shares	Year Ended April 30,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	14.69	14.48	14.98	15.33	15.40
Investment Operations:
Investment income—net[a]	.16	.19	.13	.11	.10
Net realized and unrealized gain (loss) on investments	.59	.20	(.44)	(.28)	.01
Total from Investment Operations	.75	.39	(.31)	(.17)	.11
Distributions:
Dividends from investment income—net	(.21)	(.18)	(.19)	(.18)	(.18)
Net asset value, end of period	15.23	14.69	14.48	14.98	15.33
Total Return (%)[b]	5.14	2.71	(2.07)	(1.10)	.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.91	1.92	1.90	1.87	1.83
Ratio of net expenses to average net assets	1.66	1.92	1.89	1.87	1.83
Ratio of net investment income to average net assets	1.14	1.33	.86	.74	.64
Portfolio Turnover Rate[c]	238.60	45.72	101.15	185.96	278.91
Net Assets, end of period ($ x 1,000)	766	1,048	1,791	3,790	4,815

a Based on average shares outstanding.
b Exclusive of sales charge.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2020, 2019, 2018, 2017 and 2016 were 165.75%, 30.85%, 59.26%, 64.18% and 104.91%, respectively.
See notes to financial statements.

Class I Shares	Year Ended April 30,
	2020	2019	2018	2017[a]
Per Share Data ($):
Net asset value, beginning of period	14.67	14.46	14.99	15.40
Investment Operations:
Investment income—net[b]	.34	.35	.25	.16
Net realized and unrealized gain (loss) on investments	.55	.19	(.42)	(.33)
Total from Investment Operations	.89	.54	(.17)	(.17)
Distributions:
Dividends from investment income—net	(.36)	(.33)	(.36)	(.24)
Net asset value, end of period	15.20	14.67	14.46	14.99
Total Return (%)	6.18	3.73	(1.11)	(1.13)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.86	.93	.85[d]
Ratio of net expenses to average net assets	.66	.86	.92	.84[d]
Ratio of net investment income to average net assets	2.28	2.40	1.84	1.56[d]
Portfolio Turnover Rate[e]	238.60	45.72	101.15	185.96
Net Assets, end of period ($ x 1,000)	2,354	3,464	2,278	3,659

a From August 31, 2016 (commencement of initial offering) to April 30, 2017.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2020, 2019, 2018 and 2017 were 165.75%, 30.85%, 59.26% and 64.18%, respectively.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Year Ended April 30,
	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	14.68	14.48	14.99	15.34	15.21
Investment Operations:
Investment income—net[b]	.33	.35	.30	.29	.16
Net realized and unrealized gain (loss) on investments	.57	.19	(.45)	(.28)	.18
Total from Investment Operations	.90	.54	(.15)	.01	.34
Distributions:
Dividends from investment income—net	(.37)	(.34)	(.36)	(.36)	(.21)
Net asset value, end of period	15.21	14.68	14.48	14.99	15.34
Total Return (%)	6.20	3.80	(.96)	(.01)	2.25[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68	.82	.83	.71	.75[d]
Ratio of net expenses to average net assets	.66	.82	.82	.71	.75[d]
Ratio of net investment income to average net assets	2.19	2.42	1.96	1.90	1.57[d]
Portfolio Turnover Rate[e]	238.60	45.72	101.15	185.96	278.91
Net Assets, end of period ($ x 1,000)	84	83	81	1	1

a From September 1, 2015 (commencement of initial offering) to April 30, 2016.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2020, 2019, 2018, 2017 and 2016 were 165.75%, 30.85%, 59.26%, 64.18% and 104.91%, respectively.
See notes to financial statements.

Class Z Shares	Year Ended April 30,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	14.69	14.48	14.99	15.34	15.41
Investment Operations:
Investment income—net[a]	.31	.33	.27	.25	.24
Net realized and unrealized gain (loss) on investments	.56	.20	(.44)	(.28)	.00[b]
Total from Investment Operations	.87	.53	(.17)	(.03)	.24
Distributions:
Dividends from investment income—net	(.35)	(.32)	(.34)	(.32)	(.31)
Net asset value, end of period	15.21	14.69	14.48	14.99	15.34
Total Return (%)	5.98	3.73	(1.18)	(.17)	1.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.95	.96	.96	.91
Ratio of net expenses to average net assets	.81	.95	.95	.95	.91
Ratio of net investment income to average net assets	2.05	2.29	1.81	1.66	1.56
Portfolio Turnover Rate[c]	238.60	45.72	101.15	185.96	278.91
Net Assets, end of period ($ x 1,000)	274,710	286,593	313,403	360,462	399,025

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2020, 2019, 2018, 2017 and 2016 were 165.75%, 30.85%, 59.26%, 64.18% and 104.91%, respectively.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon U.S. Mortgage Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open–end management investment company. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Amherst Capital Management LLC (the “Sub-Adviser”), serves as the fund’s sub-investment adviser.

The fund’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I and Y shares, increasing authorized Class I and Y shares from 100 million to 150 million, respectively.

Effective June 3, 2019, the fund changed its name from Dreyfus U.S. Mortgage Fund to BNY Mellon U.S. Mortgage Fund, Inc. and reclassified the fund as a standalone fund. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 1.4 billion shares of $.001 par value Common Stock. The fund currently has authorized six classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (900 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), and futures are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2020 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Municipal- Backed Securities	-	15,646,899	-	15,646,899
Commercial Mortgage-Backed	-	34,962,282	-	34,962,282
Investment Companies	5,257,370	-	-	5,257,370
U.S. Government Agencies Mortgage-Backed	-	254,176,490	-	254,176,490
Other Financial Instruments:
Swaps Agreements††	-	21,638	-	21,638
Liabilities ($)
Other Financial Instruments:
Futures††	(1,018,315)	-	-	(1,018,315)
Swaps Agreements††	-	(981,148)	-	(981,148)
TBA Sales Commitments:†††
U.S. Government Agencies Mortgage-Backed	-	(5,489,656)	-	(5,489,656)

† See Statement of Investments for additional detailed categorizations, if any.
††  Amount shown represents unrealized (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.
†††  See Statement of TBA Sale Commitments for additional detailed categorizations, if any.

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On April 30, 2020, the Board declared a cash dividend of $.017, $.007, $.020, $.020 and $.018 per share from undistributed investment income-net for Class A, Class C, Class I, Class Y and Class Z shares, respectively, payable on May 1, 2020, to shareholders of record as of the close of business on April 30, 2020. The ex-dividend date was May 1, 2020.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended April 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,590,203, accumulated capital losses $10,233,390 and unrealized appreciation $7,421,357.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2020. The fund has $5,163,841 of short-term capital losses and $5,069,549 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2020 and April 30, 2019 were as follows: ordinary income $7,244,642 and $7,265,980, respectively.

(g) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

NOTES TO FINANCIAL STATEMENTS (continued)

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended April 30, 2020.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. Effective as of May 10, 2019, the Board approved a reduction in the management fee from an annual rate of .60% to an annual rate of .50% of the value of the fund’s average daily net assets. The Agreement provides that if in any full fiscal year, the aggregate expenses of Class Z shares (excluding taxes, brokerage fees, interest on borrowings and extraordinary expenses) exceed 1½% of the value of Class Z shares’ average daily net assets, the fund may deduct these expenses from payments to be made to the Adviser, or the Adviser will bear, such excess expense with respect to

Class Z shares. There was no reimbursement pursuant to the Agreement for Class Z shares during the period ended April 30, 2020.

The Adviser has contractually agreed, from May 10, 2019 through August 30, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of the fund’s Class A, Class C, Class I, Class Y and Class Z shares (excluding taxes, interest expense, brokerage commission, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of .90%, 1.65%, .65%, .65% and .80%, respectively, of the value of the fund’s average daily net assets. On or after August 30, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $133,173 during the period ended April 30, 2020.

Effective June 1, 2020, the Adviser has contractually agreed, until November 30, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of the fund's Class A, Class C, Class I, Class Y and Class Z shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of .80%, 1.55%, .55%, .55% and .70%, respectively, of the value of the fund’s average daily net assets. On or after November 30, 2020, the Adviser may terminate this expense limitation at any time.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .24% of the value of the fund’s average daily net assets.

During the period ended April 30, 2020, the Distributor retained $178 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2020, Class C shares were charged $5,092 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares, for advertising and marketing relating to Class Z shares and servicing shareholder accounts at an amount not to exceed an annual rate of .20% of the value of the average daily net assets of Class Z shares. The Distributor determines the amounts, if any, to be paid to Service Agents (securities dealers, financial institutions or other industry professionals) and the basis on which such payments are made.

NOTES TO FINANCIAL STATEMENTS (continued)

The Service Plan also separately provides for Class Z shares to bear the costs of preparing, printing and distributing certain of Class Z prospectuses and statements of additional information and costs associated with implementing and operating the Service Plan, not to exceed the greater of $100,000 or .005% of the value of its average daily net assets for any full fiscal year. During the period ended April 30, 2020, Class Z shares were charged $516,107 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2020, Class A and Class C shares were charged $64,006 and $1,697, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2020, the fund was charged $142,021 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity.

During the period ended April 30, 2020, the fund was charged $6,226 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended April 30, 2020, the fund was charged $10,110 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended April 30, 2020, the fund was charged $12,994 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $124,356, Distribution Plan fees of $38,693, Shareholder Services Plan fees of $5,468, custodian fees of $4,082, Chief Compliance Officer fees of $4,438 and transfer agency fees of $24,451, which are offset against an expense reimbursement currently in effect in the amount of $13,806.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures and swap agreements, during the period ended April 30, 2020, amounted to $766,918,924 and $787,441,195, respectively, of which $234,161,323 in purchases and $234,260,514 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

TBA Securities: During the period ended April 30, 2020, the fund transacted in TBA securities that involved buying or selling mortgage-

NOTES TO FINANCIAL STATEMENTS (continued)

backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however, delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underling mortgage pools. TBA securities subject to a forward commitment to sell at period end are included at the end of the fund’s Statement of Investments under the caption “Statement of TBA Sale Commitments.” The proceeds and value of these commitments are reflected in the fund’s Statement of Assets and Liabilities as Receivable for TBA sale commitments (included in receivable securities sold) and TBA sale commitments, at value, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2020 are set forth in the Statement of Futures.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at April 30, 2020 are set forth in the Statement of Swap Agreements.

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2020:

Average Market Value ($)
Interest rate futures	6,226,058

The following summarizes the average notional value of swap agreements outstanding during the period ended April 30, 2020:

Average Notional Value ($)
Interest rate swap agreements	9,523,077

At April 30, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was $301,648,105; accordingly, accumulated net unrealized appreciation on investments was $7,421,357, consisting of $9,157,251 gross unrealized appreciation and $1,735,894 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon U.S. Mortgage Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon U.S. Mortgage Fund, Inc. (the “Fund”), including the statements of investments, TBA sale commitments, investments in affiliated issuers, futures and swap agreements, as of April 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
June 25, 2020

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of ordinary income dividends paid during the fiscal year ended April 30, 2020 as qualifying “interest related dividends.”

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 5, 2019, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Amherst Capital Management LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of funds that invest a significant portion of their assets in Government National Mortgage Association securities (“GNMA funds”) (the “Performance Group”) and with a broader group of retail and institutional GNMA funds (the “Performance Universe “), all for various periods ended September 30, 2019 and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Performance Group (the “Expense Group”) and with a broader group of retail no-load GNMA funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the one-year period when performance was at the Performance Group median. The Board also considered that the fund’s yield performance was below the Performance Group and Performance Universe medians for all ten one-year periods ended September 30th. It was noted that there were only four other funds in the Performance Group. The Board discussed with representatives of the Adviser and Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during the periods under review and noted the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in two of the ten calendar years shown.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser and the Subadviser, respectively. The Board noted that, effective May 10, 2019, the contractual management fee payable by the fund to the Adviser was lowered from an annual rate of .60% to an annual rate of .50% of the value of the fund’s average daily net assets. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which did not reflect the reduction to the contractual management fee payable to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee and was at the median of the Expense Universe contractual management fee, and that the fund’s actual management fee and total expenses were higher than the Expense Group and Expense Universe medians.

Representatives of the Adviser stated that the Adviser has contractually agreed, until August 30, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of the fund’s Class A, C, I, Y and Z shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90%, 1.65%, .65%, .65% and .80% for Class A, C, I, Y and Z shares of the fund’s average daily net assets.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the fund and its shareholders.

Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other similar types of client portfolios that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board agreed to closely monitor performance and determined to approve renewal of the Agreements only through May 11, 2020.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements through May 11, 2020.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 114

———————

Joni Evans (78)

Board Member (1985)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-Present)

• Principal, Joni Evans Ltd. (publishing) (2006-Present)

No. of Portfolios for which Board Member Serves: 20

———————

Joan Gulley (72)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 46

———————

Ehud Houminer (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-Present)

Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 46

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Alan H. Howard (60)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – Present)

• President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board Member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019); Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – 2019)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2013 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (2020-Present)

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 20

———————

Robin A. Melvin (56)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 92

———————

Burton N. Wallack (69)

Board Member (1991)

Principal Occupation During Past 5 Years:

President and Co-owner of Wallack Management Company, a real estate management company (1987-Present)

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 20

———————

Benaree Pratt Wiley (73)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-Present)

No. of Portfolios for which Board Member Serves: 74

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (78)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 52

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

William Hodding Carter III, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 114 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 2004.

OFFICERS OF THE FUND (Unaudited) (continued)

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 137 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 138 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

BNY Mellon U.S. Mortgage Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Amherst Capital Management LLC
444 Madison Avenue, 19th Floor
New York, NY 10022

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

:

Ticker Symbols:	Class A: GPGAX Class C: GPNCX Class I: GPNIX Class Y: GPNYX Class Z: DRGMX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6100AR0420

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $43,033 in 2019 and $44,156 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,807 in 2019 and $18,107 in 2020. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,478 in 2019 and $3,177 in 2020. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,850 in 2019 and $2,889 in 2020.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were  $682,514 in 2019 and $807,171 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon U.S. Mortgage Fund, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    June 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    June 25, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    June 25, 2020

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)